UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 31, 2009

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VOYANT INTERNATIONAL CORPORATION

(Exact name of Registrant as specified in charter)

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Nevada	33-26531-LA	88-0241079
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

444 Castro Street

Suite 318

Mountain View, CA 94041

(Address of principal executive offices)

Registrant’s telephone number, including area code:  (800) 710-6637

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions.

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Item 1.01

Entry into a Material Definitive Agreement

On March 31, 2009, Voyant International Corporation, a Nevada corporation (“Voyant”) entered into (i) an Amendment to the Second Amended and Restated Secured Promissory Note and Second Amended and Restated Loan Agreement (the “$2,000,000 Amendment”), (ii) an Amendment to Amended and Restated Secured Promissory Note and Amended and Restated Loan Agreement (the “$702,703 Amendment”) and (iii) Amendment to Amended and Restated Secured Promissory Note and Amended and Restated Loan Agreement (the “$1,000,000 Note Amendment” and collectively, with the $2,000,000 Amendment and the $702,703 Amendment,  the “Amendments”) with the Brown Family Trust, an Alaskan Trust (the “Lender”) extending the maturity date of the notes to October 9, 2009 (“Maturity Date”).  The current outstanding amounts due under the notes are $3,702,703 plus accrued and unpaid interest.

In connection with the Amendments, Voyant also entered into a Guarantee and Collateral Agreement dated March 31, 2009, with its two subsidiaries, RocketStream, Inc., a Nevada corporation (“Rocketstream”) and Zeros and Ones Technologies, a Delaware corporation (“Zeros” and each a “Subsidiary” and collectively, the “Subsidiaries”) whereby the Subsidiaries guaranteed payment obligations to the Lender under the notes and pledged their assets as collateral (the “Guarantee and Collateral Agreement”).

Voyant also entered into an Amendment to Secured Promissory Notes dated March 31, 2009 by and among Voyant, White Star, LLC (“White Star”), Mueller Trading, L.P. (“Mueller”), Jason Lyons (“Lyons”) and SRZ Trading, LLC. (“SRZ” and together with White Star, Mueller and Lyons, the “White Star Lenders”) which extended the maturity dates of those certain promissory notes each dated January 26, 2009 to October 13, 2009 (the “White Star Amendment”).

In connection with the Amendments and the White Star Amendments, Voyant also entered into an Intercreditor Agreement dated March 31, 2009 by and among the Lender, WAA, LLC, the Subsidiaries and the White Star Lenders (the “Intercreditor Agreement”) which set out certain rights and subordination amongst the Lender, WAA LLC and the White Star Lenders.

The foregoing description does nor purport to be complete and is qualified in its entirety by reference to the Amendments, the Guarantee and Collateral Agreement, the White Star Amendment, and the Intercreditor Agreement.

Item 2.03

Creation of a Direct Financial Obligation

The disclosures under Item 1.01 above are incorporated herein by reference.

Statements in this Current Report on Form 8-K and the Shareholder Letter about our future expectations, plans and prospects, including statements containing the words "expects," “intends,” “plans,” “develop,” “believe,” “may,” “goal,” and similar expressions, are forward-looking statements. We may not meet the expectations disclosed in our forward-looking statements and investors should not place undue reliance on those statements. Actual results may differ materially from those indicated by such forward-looking statements as a result of various factors, including: market acceptance of our products, including by our beta testers of our commercial products, competition, our ability to acquire, license or develop additional technologies or content, our ability to successfully develop and market products and services that we plan, including our physical-layer communications technologies and future versions of our Rocketstream products, our ability to reach agreements for transaction for which we are engaged in negotiations and consummate those transactions, our ability to accurately identify shortcomings in the evolution of the media and entertainment industries, our ability to raise sufficient capital, our ability to protect our intellectual property and other factors in our most recent Annual Report on Form 10-KSB and Quarterly Reports on Form 10-Q filed with the SEC.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 7, 2009

VOYANT INTERNATIONAL CORPORATION

By:	/s/ DANA R. WALDMAN
Dana R. Waldman
Chief Executive Officer